Exhibit No. 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digi International Inc. (the Registrant) on Form 10-Q for the fiscal quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

May 1, 2018
/s/ Ronald E. Konezny
Ronald E. Konezny
President and Chief Executive Officer

/s/ Michael C. Goergen
Michael C. Goergen
Senior Vice President, Chief Financial Officer and Treasurer